UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4800 NW FIRST STREET, LINCOLN, NEBRASKA 68521
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 474-4800

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

99.1 Earnings release for the quarter ended September 30, 2003, issued on November 10, 2003

Item 12.                                                 Regulation FD Disclosure

On November 10, 2003, the Registrant issued a press release announcing financial results for the three months and nine months ended September 30, 2003.  A copy of this press release is attached hereto as Exhibit 99.1. The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, INC. (Registrant)

Date: November 10, 2003	By:	/s/ MASSOUD SAFAVI
Massoud Safavi
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

99.1                                                   Earnings release for the quarter ended September 30, 2003, issued on November 10, 2003